Exhibit 10.5

Certain portions of this exhibit have been redacted in accordance with Item 601(a)(6) of Regulation S-K. This information is not material and disclosure of such information would constitute an unwarranted invasion of personal privacy. “[*]” indicates that information has been redacted.

AKANDA Corp.

SUBSCRIPTION AGREEMENT FOR COMMON SHARES

The following items in this Subscription Agreement must be completed as directed. Please initial or mark "N/A" in each box, as applicable:

All Subscribers:

□ All Subscriber information in the boxes on pages 1 and 2.

□ A certified cheque, money order, bank draft, wire or other applicable means in the amount of the aggregate subscription price set forth on the face page of this Subscription Agreement made payable to Dentons Canada LLP in Trust

Canadian Purchasers:

□ For Canadian residents purchasing the Common Shares as an "accredited investor" as defined in NI 45-106, a duly completed and executed copy of Schedule "A" (including the applicable schedules attached thereto).

United States Purchasers:

□ For Subscribers resident in the United States, a duly completed and executed copy of Schedule "B".

Delivery of Subscription Agreement:

A completed and originally executed copy of this Subscription Agreement and all applicable schedules and exhibits hereto must be delivered by no later than 4:00 p.m. (Toronto time) on the date that is two business days prior to the Closing Time to the Company at:

Akanda Corp.

Address: 77 King Street West, Suite 400, Toronto, Ontario M5K 0A1
Contact: Tej Virk
Email: tej@akandacorp.com
Telephone: +44 (791) 274 1995

Payment:

A certified cheque, money order, bank draft, wire or other applicable means in the amount of the aggregate subscription price set forth on the face page of this Subscription Agreement made payable to Dentons Canada LLP in Trust. Payment may be made by wire in accordance with the instructions in Schedule "C". Please reference "Akanda Corp." when making payment by wire.

AKANDA Corp.

SUBSCRIPTION AGREEMENT FOR COMMON SHARES

TO:	Akanda Corp. (the "Company")

The undersigned (the "Subscriber"), on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder, hereby irrevocably subscribes for and agrees to purchase the number of common shares ("Common Shares") in the capital of the Company set forth below for the aggregate subscription price set forth below, representing a subscription price of USD$0.533162238 per Common Share, upon and subject to the terms and conditions set forth in the "Terms and Conditions of Subscription for Common Shares of Akanda Corp." attached to and forming a part of this subscription agreement (this "Subscription Agreement"). In addition to this face page, the Subscriber must also complete the applicable schedules attached hereto.

PART A – DETAILS OF SECURITIES PURCHASED:

Number of Securities:	Aggregate Subscription Price:
PART B – LEGAL NAME OF SUBSCRIBER:

Non-Individual Subscriber Signature

___________________________________________________

(Name of Subscriber - please print)

By: ________________________________________________

(Authorized Signature)

___________________________________________________

(Official Capacity or Title - please print)

___________________________________________________

Please print name of individual whose signature appears above on behalf of the non-individual subscriber.

Individual Subscriber Signature

___________________________________________________

(Family Name - please print)

___________________________________________________

(First Name - please print)

___________________________________________________

(Secondary Given Name(s) - please print)

By: _________________________________________________

(Signature)

OTHER:
[CHECK IF APPROPRIATE]
The Subscriber is a registrant:
The Subscriber is an insider of the issuer:

[Subscriber Information Continues on Next Page]

PART C – CONTACT INFORMATION OF SUBSCRIBER:

Subscriber Information

___________________________________________________

(Subscriber’s Residential Address)

___________________________________________________

(Municipality)                                                       (Province/State)

___________________________________________________

(Postal Code/Zip Code)                                              (Country)

___________________________________________________

(Telephone Number)

___________________________________________________

(Email Address)

Number of Securities of the Company currently owned:

___________________________________________________

Disclosed Beneficial Subscriber:

If the Subscriber is signing as agent for a principal and is not a trust company, trust corporation, or registered adviser described in paragraph (p) or (q) of the definition of "accredited investor" in section 1.1 of National Instrument 45-106 Prospectus Exemptions, each purchasing on behalf of a fully managed account, complete the following and ensure that each of the Schedules, as applicable, are completed on behalf of such principal:

___________________________________________________

(Name of Principal)

___________________________________________________

(Municipality)                                                     (Province/State)

___________________________________________________

(Postal Code/Zip Code)                                           (Country)

___________________________________________________

(Telephone Number)

___________________________________________________

(Email Address)

Register the Securities as set forth below:

☐ Same as Subscriber Information (otherwise complete below)

___________________________________________________

(Name)

___________________________________________________

(Account reference, if applicable)

___________________________________________________

(Address)

___________________________________________________

Deliver the Securities as set forth below:

☐ Same as Registered Address (otherwise complete below)

___________________________________________________

(Name)

___________________________________________________

(Account reference, if applicable)

___________________________________________________

(Contact Name)

___________________________________________________

(Address)

___________________________________________________

TO BE COMPLETED BY THE COMPANY ONLY

The Company accepts the subscription on the terms and conditions of this Subscription Agreement, including the attached "Terms and Conditions of Subscription for Common Shares of Akanda Corp."

Date:________________________

AKANDA Corp.

By: _________________________
Authorized Signing Officer

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
Common Shares OF AKANDA Corp.

Details of the Offering

The Subscriber acknowledges that the Common Shares subscribed for by the Subscriber hereunder form part of a private placement by the Company of an aggregate of up to 468,900 Common Shares in the capital of the Company at a subscription price of USD$0.533162238 per Common Share for aggregate gross proceeds of up to USD$250,000 (the "Offering") and that Boustead Securities LLC (the “Placement Agent”), a broker-dealer that is registered with the U.S. Securities And Exchange Commission and a member of the Financial Industry Regulatory Authority in the United States, is acting as the exclusive placement agent. The amount to be raised in the Offering is subject to adjustment by the mutual agreement of the Company and the Placement Agent.

Representations, Warranties and Covenants by Subscriber

1.	The Subscriber represents, warrants and covenants (on its own behalf and on behalf of any beneficial purchaser for whom it is acting) to the Company (and acknowledges that the Company and its counsel are relying thereon) as at the date hereof and as at the completion of the purchase and sale of the Common Shares contemplated hereby that:

(a)	it has been independently advised as to restrictions with respect to trading in the Common Shares imposed by applicable securities legislation in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges that it is aware of the characteristics of the Common Shares, the risks relating to an investment therein and of the fact that it may not be able to resell the Common Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policies until expiry of the applicable hold period (which hold period may be indefinite) and in compliance with the other requirements of applicable law;

(b)	it understands that the Company is not a "reporting issuer" as that term is defined in the Securities Act (Ontario), in Ontario, or in any other jurisdiction, and, therefore, the Common Shares will be subject to an indefinite hold period and may not be resold except in accordance with limited exemptions under applicable securities legislation and regulatory policies;

(c)	it understands that any share certificate or replacement certificate representing the Common Shares will bear a legend or legends, substantially in the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF: (I) THE DATE OF ISSUE, AND (II) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY IN CANADA.

[IF APPLICABLE] THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ENCUMBERED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S ("REGULATION S") UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE COMPANY MUST FIRST BE PROVIDED TO THE COMPANY OR THE TRANSFER AGENT, IF ANY, OF THE COMPANY.

[IF APPLICABLE] THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN QUALIFIED WITH ANY STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

[IF APPLICABLE] THESE SECURITIES MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES. IF THE COMPANY IS A "FOREIGN ISSUER" WITHIN THE MEANING OF REGULATION S AT THE TIME OF TRANSFER, A NEW CERTIFICATE, BEARING NO LEGEND, MAY BE OBTAINED FROM THE TRANSFER AGENT, IF ANY, OF THE COMPANY, UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT OF THE COMPANY AND, IF SO REQUIRED BY THE TRANSFER AGENT OF THE COMPANY, AN OPINION OF COUNSEL, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

(d)	it understands that in the event that the Common Shares held by the Subscriber are ever listed on any stock exchange such securities may be subject to restrictive hold periods or escrow provisions and it hereby agrees to accept such hold periods and/or escrow provisions and in furtherance of this covenant, the Subscriber hereby irrevocably appoints the Chief Executive Officer of the Company as his, her, or its attorney-in-fact and authorizes him as his, her, or its attorney-in-fact to approve and sign an escrow agreement on behalf of the Subscriber to provide for escrow of the Common Shares;

(e)	the delivery of this subscription, the acceptance hereof by the Company and the issuance of Common Shares to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence and domicile and will not cause the Company or any of its officers or directors to become subject to or require any disclosure, prospectus or other reporting requirement to which the Company is not currently subject;

(f)	it is aware that it is not purchasing the Common Shares hereunder pursuant to a prospectus and as a result:

(i)	there is no government or other insurance covering the Common Shares;

(ii)	it is restricted from using most of the civil remedies available under applicable securities legislation;

(iii)	it will not receive information that would otherwise be required to be provided to it under applicable securities legislation;

(iv)	the Company is relieved of certain obligations that would otherwise apply under applicable securities legislation; and

(v)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares or the Offering;

(g)	it understands that the Company is relying on an exemption from the requirement to provide the Subscriber with a prospectus under applicable Canadian securities laws and, as a consequence of acquiring the Common Shares pursuant to such exemption:

(i)	certain protections, rights and remedies provided by applicable Canadian securities laws, including statutory rights of rescission, or damages and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to the Subscriber,

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement, and

(iii)	the Subscriber may not receive information that would otherwise be required to be given under the applicable Canadian securities laws, and the Company is relieved from certain obligations that would otherwise apply under applicable Canadian securities laws;

(h)	it understands that the sale and delivery of the Common Shares is conditional upon such sale being exempt from the requirements of applicable securities legislation as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;

(i)	no representation has been made to it regarding the present or future value of the Common Shares;

(j)	it has not received nor has it requested, nor does it have any need to receive, any document describing the business and affairs of the Company and it has not become aware of any advertisement with respect to the Offering or the distribution of the Common Shares by the Company;

(k)	the Common Shares are not being purchased by the Subscriber as a result of any material information concerning the Company that has not been publicly disclosed and the Subscriber’s decision to tender this offer and acquire the Common Shares has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon currently available public information concerning the Company;

(l)	if the Subscriber is resident in Canada,

(i)	it is purchasing the Common Shares as principal for its own account and not for the benefit of any other person, (or is deemed to be purchasing as principal under subsection 2.3(5) of National Instrument 45-106 – Prospectus Exemptions ("NI 45-106")) and not with a view to the resale or distribution of all or any of the Common Shares subscribed for hereunder;

(ii)	it is resident in the jurisdiction set out as the "Subscriber’s Residential Address" on page two hereof; and

(iii)	it fully complies with a prospectus exemption set forth in Schedule "A" to this Subscription Agreement;

(m)	it has not received or been provided with a prospectus, offering memorandum (within the meaning of applicable Canadian securities laws) or any sales or advertising literature in connection with this Subscription Agreement or any document purporting to describe the business and affairs of the Company which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Common Shares;

(n)	if the Subscriber is a resident of the United States,

(i)	it is resident in the jurisdiction set out as the "Subscriber’s Residential Address" on page two hereof;

(ii)	it qualifies as an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the U.S. Securities Act, and one or more of the categories set forth in Schedule "B" attached hereto and incorporated herein correctly and in all respects describes the Subscriber;

(iii)	it has been advised that the Common Shares have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), or the securities laws of any state of the U.S., and that the offer and sale of the Common Shares to it are being made in reliance upon Section 4(a)(2) of the US. Securities Act and Rule 506(b) of Regulation D under the ("Regulation D");

(iv)	it acknowledges that it has not purchased the Common Shares as a result of any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) or any "general solicitation" or "general advertising" (as those terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(v)	Neither Subscriber nor, to its knowledge, any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the U.S. Securities Act) held by such Subscriber is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the U.S. Securities Act, (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the U.S. Securities Act, and disclosed reasonably in advance of the Closing Time in writing in reasonable detail to the Company.

(o)	it undertakes and agrees that it will not offer or sell the Common Shares in the United States unless such securities are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Common Shares, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules;

(p)	if an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto;

(q)	if a company, body corporate, partnership, incorporated association or other entity, it is a valid and subsisting entity, has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to take all actions required pursuant thereto, was not created or is not being used solely to purchase or hold the Common Shares and certifies that all necessary approvals by its directors, shareholders, partners, members or otherwise has been given;

(r)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the undersigned;

(s)	the Subscriber has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in this company and it is able to bear the economic risk of loss of its investment;

(t)	if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the undersigned will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue or continued ownership of the Common Shares as may be required;

(u)	it will comply with all applicable securities legislation, regulations, rules, orders, policies or other laws concerning the purchasing, holding and resale or other disposition of the Common Shares, including the execution and filing of any required private placement reports. In particular, the Subscriber will not resell or otherwise transfer or dispose of any of the Common Shares except in accordance with the provisions of all applicable securities laws;

(v)	it will keep confidential all information provided to the Subscriber from time to time relating to the business and affairs of the Company and will not distribute or otherwise make available any such information to any other person or otherwise exploit any such information;

(w)	none of the funds the Subscriber is using to purchase the Common Shares are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities; and

(x)	the representations and warranties of the Subscriber stated or referred to herein will be true and correct, both as of the execution of this Subscription Agreement and as of the Closing Time (as such term is defined below) as if repeated at such time and shall survive the completion of the issuance of the Common Shares.

Acknowledgements by Subscriber

2.	The Subscriber acknowledges (on its own behalf and on behalf of any beneficial purchaser for whom it is acting) to the Company (and further acknowledges that the Company and its counsel are relying thereon) that:

(a)	this subscription represents "seed" or "risk" capital as the Company currently has no business and may not be successful in future efforts to acquire businesses and non-cash assets;

(b)	the Company was only recently incorporated, has not commenced commercial operations and has no assets other than cash. It has no history of earnings, and may not generate earnings or pay dividends;

(c)	the directors and officers of the Company will only devote a portion of their time to the business and affairs of the Company and some of them are or will be engaged in other projects or businesses such that conflicts of interest may arise from time to time;

(d)	assuming completion of the Offering, the Subscriber will suffer an immediate dilution to its investment;

(e)	the Company may issue additional securities subsequent to this Offering and this may result in further dilution to the Subscriber, which dilution may be significant and which may also result in a change of control of the Company;

(f)	there can be no assurance that an active and liquid market for the Company's Common Shares will ever develop and an investor may find it difficult to resell its Common Shares;

(g)	the Company has only limited funds with which to identify and evaluate potential businesses and assets to acquire and there can be no assurance that the Company will be able to identify any suitable businesses and assets;

(h)	the Company may never become a "reporting issuer" as that term is defined in the Securities Act (Ontario), in Ontario or in any other jurisdiction;

(i)	in the event that management of the Company resides outside of Canada or the Company identifies a foreign business for acquisition, investors may find it difficult or impossible to effect service or notice to commence legal proceedings upon any management resident outside of Canada or upon the foreign business and may find it difficult or impossible to enforce against such persons, judgments obtained in Canadian courts;

(j)	the Subscriber is not entitled to be paid any commission in relation to its participation in the Offering;

(k)	there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee;

(l)	the Company’s counsel is acting solely as counsel to the Company and not as counsel to the Subscriber;

(m)	the Placement Agent has entered into an agreement with the Company that provides the Placement Agent with the right to receive certain fees, reimbursement of expenses, rights to act as the Company’s intermediary in the future, and indemnification rights, including the right to receive a success fee payable (i) in cash, equal to seven percent (7%) of the gross amount to be distributed to the Company at the closing of this Offering, plus (ii) a non-accountable expense allowance equal to one percent (1%) of the gross amount to be disbursed to the Company at the closing of this Offering, plus (iii) warrants equal to seven percent (7%) of the gross amount to be disbursed to the Company at the closing of this Offering.

Representations, Warranties and Covenants by Company

3.	The Company represents, warrants and covenants to the Subscriber that:

(a)	the Company is a valid and subsisting Ontario company, duly incorporated and in good standing, and has all requisite corporate power and authority to carry on its business as now conducted, to own, lease and operate its properties and assets and to carry out the provisions hereof; and

(b)	upon their issuance at the Closing Time, the Common Shares will be validly issued and outstanding as fully paid and non-assessable securities of the Company

(c)	Immediately prior to the Closing Time, the authorized equity of the Company consists of [*] Common Shares, of which [*] Common Shares are issued and outstanding, and [*] preferred shares of which no preferred shares are issued and outstanding. All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable U.S., Canadian and other applicable securities laws. There are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire, any Common Shares of the Company, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional Common Shares, or securities or rights convertible or exchangeable into Common Shares. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) other than as provided herein and the issue and sale of the securities hereunder will not obligate the Company to issue Common Shares or other securities to any person (other than the Subscriber) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(d)	Based in part on the representations made by the Subscriber made herein, the offer and sale of the Common Shares hereunder in accordance with this Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the state in which the Subscriber is resident based upon the Subscriber’s address set forth on the signature pages attached hereto.

(e)	The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(f)	This Agreement has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(g)	The execution and delivery by the Company of this Agreement and the performance and consummation of the transactions contemplated hereby do not and will not (i) violate the Company’s constitutional and organizational documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any security interest, mortgage, pledge, lien, claim, charge or other encumbrance (“Lien”) upon any property, asset or revenue of the Company (other than any Lien arising under this Agreement) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

(h)	No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement.

(i)	There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries that could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the assets, properties, condition (financial or otherwise), operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(j)	Except for brokerage fees payable to the Placement Agent, which have been separately disclosed to the Subscriber, there are no brokerage or finder’s fees or commissions which are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Subscriber to be liable for any such fees or commissions.

(k)	The Company and its subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

Closing

4.	The Subscriber agrees to deliver to the Company on or before the Closing Time:

(a)	this duly completed and executed Subscription Agreement together with the applicable schedules attached hereto;

(b)	a certified cheque, money order, bank draft, wire or other applicable means in the amount of the aggregate subscription price set forth on the face page of this Subscription Agreement made payable to Dentons Canada LLP in Trust; and

(d)	such other documents as may be required by counsel to the Company.

5.	The sale and issuance of the Common Shares will be completed at the offices of the Company at such place, time or date as the Company may determine (the "Closing Time") on an individual basis, provided that the Company shall not be required to complete the sale and issuance of the Common Shares unless the Subscriber shall have complied with Section 4 hereof and the conditions set forth in Section 8 hereof have been met or waived. The certificates for the Common Shares shall be stored at the offices of counsel to the Company, unless a Subscriber specifically requests otherwise, and copies shall be delivered to each individual Subscriber by email subsequent to the Closing Time.

6.	The Subscriber hereby irrevocably authorizes the Company to complete or correct any errors or omissions in any form or document provided by the undersigned and to register and deliver certificates representing the Common Shares purchased under this subscription in the name and to the address provided on the face page of this Subscription Agreement.

7.	The Company shall be entitled to rely on delivery of a facsimile or electronic copy of executed subscriptions, and acceptance by the Company of such facsimile or electronic subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

8.	The obligations of the Subscriber and the Company to complete the purchase and sale of the Common Shares as contemplated hereby shall be conditional upon receipt of all regulatory approvals necessary to the purchase and sale of the Common Shares on or before the Closing Time. In the event that this condition has not been met or waived by the Company, the Subscriber shall not be required to purchase, and the Company shall not be required to issue and sell, any Common Shares, and any subscription funds received by the Company will be returned to the Subscriber without interest thereon or deduction therefrom.

General

9.	The Company has the unconditional right to accept or reject any subscriptions in its sole discretion. If the Company rejects this subscription it will, in a timely manner, cause the return to the Subscriber of the funds tendered herewith, without interest thereon or deduction therefrom.

10.	The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Company in determining the suitability of a purchaser of Common Shares and the Subscriber agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which the Company may suffer or incur caused or arising from reliance thereon. The Subscriber undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth herein which takes place after execution hereof and prior to completion of the purchase and sale of the Common Shares contemplated hereby.

11.	This Subscription Agreement, any amendment, schedule, exhibit, addendum, attachment or supplement hereto, and all other documents relating hereto shall be governed by and construed in accordance with the internal laws of the Province of Ontario governing contracts made and to be performed wholly therein, and without reference to its principles governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the jurisdiction of the courts of the Province of Ontario, sitting in the City of Toronto, with respect to any dispute related to or arising from this Subscription Agreement. Time shall be of the essence hereof.

12.	This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

13.	If any provision of this Subscription Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this agreement and such void or unenforceable provision shall be severable from this agreement.

14.	The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

15.	This Subscription Agreement is not transferable or assignable.

16.	The Subscriber:

(a)	acknowledges, consents and authorizes the Company to collect the Subscriber’s personal information (such as full names, residential address and telephone number) for the purpose of completing the Subscriber’s subscription;

(b)	acknowledges, consents and authorizes the Company to retain the personal information for as long as permitted or required by applicable law or business practices;

(c)	acknowledges, consents and authorizes the Company to deliver the personal information pertaining to the Subscriber to the applicable regulatory authorities to comply with applicable securities legislation, stock exchanges, revenue or taxing authorities, and any other parties involved in the Offering or future transactions of the Company; and

(d)	agrees that by executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use, and disclosure of personal information.

[Schedule "A" and Schedule "B" follow on next page]

Schedule "A"

CANADIAN ACCREDITED INVESTOR CERTIFICATE

TO:	AKANDA Corp. (the "Issuer")

RE:	Purchase of Common Shares of the Issuer

Representations and Warranties

In connection with the purchase by the undersigned (the "Subscriber") of the Common Shares (as defined in the attached Subscription Agreement), the Subscriber hereby represents, warrants and certifies (on its own behalf and on behalf of any beneficial purchaser for whom it is acting) to the Issuer (and further acknowledges that the Issuer and its counsel are relying thereon) that the Subscriber:

(i)	is purchasing the Common Shares as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to National Instrument 45-106 – Prospectus Exemptions ("NI 45-106");

(ii)	has read and understands the indicated criterion of an accredited investor as set out in Annex "1" to this Schedule "A";

(iii)	is (and will be at the Closing Time (as defined in the Subscription Agreement)) an "accredited investor" (as defined in NI 45-106) or Section 73.3 of the Securities Act (Ontario), as applicable, by virtue of satisfying the indicated criterion on Annex "1" to this Schedule "A";

(iv)	was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in NI 45-106;

(v)	if the Subscriber is an accredited investor by virtue of satisfying paragraph (j), (k) or (l) of Annex "1" to this certificate, it has reviewed and understands the definitions of "financial assets" and "related liabilities", as applicable, contained herein and it acknowledges that it needs to complete Appendix "2" to this Schedule "A";

(vi)	has not been provided with any offering memorandum (as such term is defined in Annex "1" to this Schedule "A") in connection with the purchase of the Common Shares; and

(vii)	upon execution of this Schedule "A" by the Subscriber, this Schedule "A" (and all annexes attached hereto) shall be incorporated into and form a part of the Subscription Agreement.

By completing this Schedule "A", the Subscriber authorizes the indirect collection of this information by each applicable securities regulatory authority or regulator and acknowledges that such information is made available to the public under applicable securities legislation.

Certified ________________________:

(Name of Subscriber - please print)

By:

(Authorized Signature)

(Official Capacity or Title - please print)

Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.

ANNEX "1" (APPLICABLE CATEGORY)
TO CANADIAN ACCREDITED INVESTOR CERTIFICATE (SCHEDULE "A")

(All underlined words have the meanings set forth at the end of this Annex "1").

***Please note that if the Investor qualifies as an "accredited investor" under paragraphs (j), (k) or (l), below, a completed and executed Form 45-106F9 must also be obtained (see Annex "2") ***

Please check the appropriate box:

☐	(a)	a financial institution,

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000,

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

☐	(k)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (m),

☐	(n)

an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor,

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

As used in this ACCREDITED INVESTOR CERTIFICATE, the following terms have the following meanings:

"control person" means

in Ontario, Alberta, Newfoundland and Labrador, Nova Scotia and Saskatchewan:

(a)	a person or company who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or company holds more than 20 per cent of the voting rights attached to all outstanding voting securities of an issuer, the person or company is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer, or

(b)	each person or company in a combination of persons or companies, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a combination of persons or companies holds more than 20 per cent of the voting rights attached to all outstanding voting securities of an issuer, the combination of persons or companies is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

in British Columbia and New Brunswick:

(a)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(b)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

in Prince Edward Island, Northwest Territories, Nunavut and the Yukon:

(a)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and if a person holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer, or

(b)	each person in a combination of persons acting in concert by virtue of an agreement, arrangement, commitment or understanding, who holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and if a combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

in Quebec:

(a)	a person that, alone or with other persons acting in concert by virtue of an agreement, holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer. If the person, alone or with other persons acting in concert by virtue of an agreement, holds more than 20% of those voting rights, the person is presumed to hold a sufficient number of the voting rights to affect materially the control of the issuer; and

in Manitoba

(a)	a person or company who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer,

(b)	each person or company, or combination of persons or companies acting in concert by virtue of an agreement, arrangement, commitment or understanding, that holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(c)	a person or company, or combination of persons or companies, that holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, unless there is evidence that the holding does not affect materially the control of the issuer;

"director" means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

"eligibility adviser" means

(c)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(d)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons (as such term is defined in applicable securities legislation), and

(ii)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons (as such term is defined in applicable securities legislation) within the previous 12 months;

"executive officer" means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(c)	performing a policy-making function in respect of the issuer;

"financial assets" means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"financial institution" means,

(a)	other than in Ontario,

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act,

(ii)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada; or

(iii)	a Schedule III bank,

(b)	and in Ontario,

(i)	a bank listed in Schedule I, II or III to the Bank Act (Canada);

(ii)	an association to which the Cooperative Credit Association Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or

(iii)	a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be.

"founder" means, in respect of an issuer, a person who,

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

"investment fund" has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

"offering memorandum" means a document, together with any amendments to that document, purporting to describe the business and affairs of an issuer that has been prepared primarily for delivery to and review by a prospective purchaser so as to assist the prospective purchaser to make an investment decision in respect of securities being sold in a distribution to which section 53 of the Securities Act (Ontario) would apply but for the availability of one or more exemptions contained in Ontario securities laws, but does not include a document setting out current information about an issuer for the benefit of a prospective purchaser familiar with the issuer through prior investment or business contacts,

"person" includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

"related liabilities" means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"spouse" means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Interpretation

In this Schedule "A", a person (first person) is considered to control another person (second person) if

(a)	the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

ANNEX "2" (RISK ACKNOWLEDGEMENT FORM)
TO CANADIAN ACCREDITED INVESTOR CERTIFICATE (SCHEDULE "A")

Form 45-106F9

Form for Individual Accredited Investors

WARNING!
This investment is risky.
Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Shares	Issuer: Akanda Corp.
Purchased from: the Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE INVESTOR
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $____________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

A-11

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print): _____________________________
Signature: _____________________________	Date: _______________
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print): ___________________________________________
Telephone: ______________________________	Email: ______________________________
Name of firm (if registered): _____________________________________
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Akanda Corp.

Address: 77 King Street West, Suite 400, Toronto, Ontario M5K 0A1
Contact: Tej Virk
Email: tej@akandacorp.com
Telephone: +44 (791) 274 1995

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

B-1

Schedule “B”

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:	AKANDA Corp. (the “Issuer”)

RE:	Purchase of Common Shares of the Issuer

The Subscriber hereby represents and warrants (on its own behalf and on behalf of any beneficial purchaser for whom it is acting) to the Issuer (and further acknowledges that the Company and its counsel are relying thereon), pursuant to the attached Subscription Agreement that it is correctly and in all respects described by the category or categories set forth below directly under which the Subscriber or its authorized representative has checked.

The Subscriber acknowledges that upon execution of this Schedule "B" by the Subscriber, this Schedule "B" shall be incorporated into and form a part of the Subscription Agreement.

(Capitalized terms not specifically defined in this Schedule "B" have the meaning ascribed to them in the Subscription Agreement to which this Schedule "B" is attached. All monetary references in this Schedule "B" are in United States Dollars.)

CHECK THE CATEGORY OR CATEGORIES WHICH DESCRIBES THE SUBSCRIBER

☐	Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) of the 1940 Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any Plan (as defined above under "Certain ERISA Considerations") within the meaning of ERISA if the investment decision is made by a Plan fiduciary that is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the Plan has total assets in excess of $5,000,000 or, if a self-directed Plan, with investment decisions made solely by persons that are accredited investors;

☐	Any private business development company as defined in Section 202(a)(22) of the Advisers Act;

☐	Any organization described in Section 501(c)(3) of the Code, corporation, or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	Any natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000[1];

1	For purposes of calculating his or her net worth, an investor may include equity in personal property, cash, short term investments, stock, securities and real estate, but must exclude the value of his or her primary residence. Indebtedness secured by a primary residence may also be excluded up to the fair market value of the primary residence, while any excess above the fair market value of the primary residence should be considered a liability and deducted from net worth. Equity in other real estate and in any personal property should be based on the fair market value of such property minus any debt secured by such property.

B-2

☐	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	Any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii);

☐	Any entity in which all of the equity owners are accredited investors;

☐	A person who holds one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65);

☐	A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; and

☐	A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in paragraph (16) above and whose prospective investment in the issuer is directed by such family office pursuant to the immediately preceding clause.

Dated as of _________________________, 201_

Print name of Subscriber

By:
Signature

Print name of Signatory (if different from Subscriber)

Title

C-1

SCHEDULE “C”

WIRE INSTRUCTIONS

For all trust accounts the Beneficiary Name and Address is as follows:

Dentons Canada LLP in Trust

77 King Street West, Suite 400

Toronto, ON M5K 0A1

Please reference "Akanda Corp.".

If being wired from within Canada in CAD or USD or in CAD from the U.S.

Bank of Montreal – CAD	Bank of Montreal - USD

1 First Canadian Place	1 First Canadian Place
Toronto, ON M5X 1A3	Toronto,ON M5X 1A3

Account #[*]	Account #[*]
Transit #[*]	Transit #[*]
SWIFT Code: [*]	SWIFT Code: [*]

If being wired internationally from anywhere other than the U.S.

Bank of Montreal – CAD	Bank of Montreal - USD

Internal Banking H.O.	Internal Banking H.O.
Montreal, QC	Montreal, QC

Account #[*]	Account #[*]
Transit #[*]	Transit #[*]-001
SWIFT Code: [*]	SWIFT Code: [*]

If coming from the U.S. in USD

Correspondent Bank:	Wells Fargo Bank N.A. (formerly known as Wachovia Bank N.A.)
New York, New York
ABA #[*]
SWIFT Code: [*]

Account With:	Bank of Montreal
SWIFT Code: [*]
International Banking H.O. Montreal
Account #[*]